UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
United Airlines Holdings, Inc. ("UAL"), the holding company whose subsidiary is United Airlines, Inc. ("United," and together with UAL, the "Company"), is providing an update regarding its financial outlook for the first quarter 2023. Due to the factors described below, the Company now expects an adjusted diluted loss per share1 of between $0.60 and $1.00 in the first quarter 2023.
The Company has determined that it is appropriate to accrue expense in the first quarter 2023 related to a potential new collective bargaining agreement with employees represented by the Air Line Pilots Association. This accrual represents a shift in the timing of the associated expense from the second quarter 2023 into the first quarter 2023. With this accrual added to the first quarter, the Company now expects first quarter 2023 CASM-ex2 to be flat to up 1.0% year-over-year. For the full year 2023, the Company continues to expect CASM-ex2 to be approximately flat versus full year 2022, which includes the full-year expected impact of all anticipated new labor contracts.
The Company continues to see a strong demand environment and now expects first quarter 2023 total operating revenue to be up approximately 51% versus first quarter 2022, higher than the Company's initial approximately 50% expectation provided in January 2023. Higher capacity in the quarter is contributing to better top line revenue performance as the Company's operational reliability continues to lead the industry. Due to better completion rates, first quarter 2023 capacity is now expected to be up around 23% versus first quarter 2022, three points higher than the Company's previous expectations.
While all months of 2023 are expected to produce unit revenue significantly above the corresponding months in 2019, the Company is observing new seasonal demand patterns, with lower-demand months such as January and February 2023 growing less than higher-demand months. As a result of this seasonality shift and the higher completion factor, the Company now expects total revenue per available seat mile ("TRASM") for the first quarter 2023 to increase between 22% to 23% versus first quarter 2022, below its original guidance of up approximately 25%. However, the second quarter is expected to benefit from this seasonality shift, with current booked yield and revenue substantially higher relative to those in 2019 at this point in time. As a result, the Company's outlook for the second quarter 2023 has improved, with total operating revenue now expected to be up in the mid-teens versus second quarter 2022.
Oil prices and crack spreads have remained elevated as compared to the forward curve used for previous guidance of $3.19 per gallon3 for the first quarter 2023. As a result, the Company now expects a first quarter 2023 average fuel price per gallon3 of between $3.31 and $3.41.
The Company continues to expect a full year 2023 adjusted pre-tax margin4 of approximately 9% and full year adjusted diluted earnings per share1 of $10 to $12.

1 Adjusted diluted earnings (loss) per share is a non-GAAP financial measure that excludes operating and non-operating special charges (credits) and unrealized (gains) losses on investments, net. We are not providing a target for or a reconciliation to diluted earnings (loss) per share, the most directly comparable GAAP measure, because we are unable to predict the excluded items noted above contained in the GAAP measure without unreasonable efforts, and therefore we also are not able to predict the probable significance of such items.
2 CASM-ex (adjusted cost or operating expense per available seat mile) is a measure that is not calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"). CASM-ex is calculated as cost or operating expense per available seat mile ("CASM"), excluding fuel expense, profit sharing, third-party business expenses and special charges (credits). We are not providing a target for or a reconciliation to CASM, the most directly comparable GAAP measure, because we are unable to predict the excluded items noted above contained in the GAAP measure without unreasonable efforts, and therefore we also are not able to determine the probable significance of such items.
3 Updated fuel guidance is based on the Jet A forward curve as of March 6, 2023. Prior fuel guidance was based on the Jet A forward curve as of January 10, 2023.
4 Adjusted pre-tax margin is a non-GAAP financial measure calculated as pre-tax margin, excluding operating and non-operating special charges (credits) and unrealized (gains) losses on investments, net. We are not providing a target for or a reconciliation to pre-tax margin, the most directly comparable GAAP measure, because we are unable to predict the excluded items noted above contained in the GAAP measure without unreasonable efforts, and therefore we also are not able to predict the probable significance of such items.

The Company's first quarter 2023 guidance for capacity, total operating revenue, TRASM, CASM-ex2, average fuel price3, adjusted pre-tax margin4 and adjusted diluted earnings (loss) per share1 is below:

Estimated 1Q 2023
	Updated	Prior
Capacity vs 2022	~23%	~20%
Total operating revenue vs 2022	~51%	~50%
Total revenue per available seat mile (TRASM) vs 2022	22%-23%	~25%
Adjusted cost or operating expense per available seat mile (CASM-ex)[2] vs 2022	Flat-1%	(3%)-(4%)
Average aircraft fuel price per gallon[3]	$3.31-$3.41	$3.19
Adjusted pre-tax margin[4]	(2%)-(3%)	~3%
Adjusted diluted earnings (loss) per share[1]	($0.60)-($1.00)	$0.50-$1.00
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains certain "forward-looking statements," within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, relating to, among other things, guidance regarding the Company's future financial and operating results. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about the Company's future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond the Company's control and could cause the Company's future financial results, goals, plans, commitments, strategies and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "should," "could," "would," "will," "may," "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "projects," "forecast," "guidance," "outlook," "goals", "targets," "confident" and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. All statements, other than those that relate solely to historical facts, are forward-looking statements. Additionally, forward-looking statements include conditional statements and statements that identify uncertainties or trends, discuss the possible future effects of known trends or uncertainties, or that indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law or regulation.

The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: execution risks associated with the Company's strategic operating plan; changes in the Company's network strategy or other factors outside the Company's control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders, as well as any inability to accept or integrate new aircraft into the Company's fleet as planned; any failure to effectively manage, and receive anticipated benefits and returns from, acquisitions, divestitures, investments, joint ventures and other portfolio actions, or related exposures to unknown liabilities or other issues or underperformance as compared to the Company's expectations; the adverse impacts of the ongoing COVID-19 global pandemic on the Company's business, operating results, financial condition and liquidity; adverse publicity, harm to the Company's brand, reduced travel demand, potential tort liability and voluntary or mandatory operational restrictions as a result of an accident, catastrophe or incident involving the Company, the Company's regional carriers, the Company's codeshare partners or another airline; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity, including as a result of alliances, joint business arrangements or other consolidations; the Company's reliance on a limited number of suppliers to source a majority of the Company's aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; disruptions to the Company's regional network and United Express flights provided by third-party regional carriers; unfavorable economic and political conditions in the United States and globally (including inflationary pressures); reliance on third-party service providers and the impact of any significant failure of these parties to perform as expected, or interruptions in the Company's relationships with these providers or their provision of services; extended interruptions or disruptions in service at major airports where the Company operates and space, facility and infrastructure constrains at the Company's hubs or other airports; geopolitical conflict, terrorist attacks or security events; any damage to the Company's reputation or brand image; the Company's reliance on technology and automated systems to operate the Company's business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; increasing privacy and data security obligations or a significant data breach; increased use of social media platforms by the Company, the Company's employees and others; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions or regulatory compliance costs on the Company's operations; any failure to attract, train or retain skilled personnel, including the Company's senior management team or other key employees; the monetary and operational costs of compliance with extensive government regulation of the airline industry; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; costs, liabilities and risks associated with environmental regulation and climate change, including the Company's climate goals; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel (including as a result of the Russia-Ukraine military conflict); the impacts of the Company's significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term, and the impacts of insufficient liquidity on the Company's financial condition and business; failure to comply with financial and other covenants governing the Company's debt, including the Company's MileagePlus® financing agreements; the impacts of the proposed phaseout of the London interbank offer rate; limitations on the Company's ability to use the Company's net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; the Company's failure to realize the full value of the Company's intangible assets or the Company's long-lived assets, causing the Company to record impairments; fluctuations in the price of the Company's common stock; the impacts of seasonality and other factors associated with the airline industry; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth under Part I, Item 1A. Risk Factors of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission (the "SEC").

Non-GAAP Financial Information and Financial Guidance

The Company refers to financial measures that are not in accordance with GAAP. The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this Form 8-K that are calculated and presented in accordance with GAAP and are presented because management believes that they supplement or enhance management's, analysts' and investors' overall understanding of the Company's underlying financial performance and trends and facilitate comparisons among current, past and future periods. Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the Company's filings with the SEC and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. The Company encourages investors to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. The Company does not provide a reconciliation of forward-looking measures where the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the Company's control or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: March 13, 2023

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